SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported): January 9, 2006,

                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                        0-8924                      73-0981865
               (Commission File Number)  (IRS Employer Identification No.)


               3685 Mt. Diablo Blvd, Ste 161, Lafayette, CA     94549
               --------------------------------------------   ----------
                  (Address of Principal Executive Offices)    (Zip Code)


                                 (925) 284-8025
               (Registrant's Telephone Number, Including Zip Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure  of  Directors  or  Principal  Officers;  Election  of
                Directors;  Appointment  of  Principal  Officers.

Edward P. Mooney, a director of Trinity Learning Corporation ("the Company"), did not stand for re-election at the 2005 Company's Annual Meeting of its shareholders. It was anticipated that his term would expire at the Shareholder meeting with the election of new directors, but the Company failed to receive a quorum at the meeting. On January 9, 2006, Mr. Mooney tendered his resignation.
Mr. Mooney will remain as President of the Company's EducacionAmericas division and continue to serve as the Chief Learning Officer of the Company. Mr. Mooney did not resign due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.


On February 1, 2006, the Board appointed Rich Marino to serve as the President and Chief Executive Officer of the Company. Previously, he served as the Company's Chief Operating Officer. Further information about Mr. Marino is contained in the Company's Annual Report on Form 10-KSB for the year ended June
30, 2005, which is incorporated herein by this reference. The material terms of his employment are a salary of $240,000 per year, eligibility for an annual bonus, an annual stock option of 250,000 shares, and severance of six months if his employment is terminated by the Company without cause or upon his death or disability.

Also,  on February 1, 2006, Douglas D. Cole, the Company's prior Chief Executive
Officer,  was appointed to serve as the Executive Vice President of the Company.
He will also continue to serve on the Board of Directors of the Company and will act as Vice Chairman of the Board.

Item 7.01       Regulation FD Disclosure

On January 27, 2006, the Company issued a Press Release announcing it has signed a letter of engagement with William Blair & Company for its short and long term capital needs. The Press Release was also published to its website. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 1, 2006, the Company issued a press release announcing it will move its headquarters to its global learning center in Dallas, Texas and promote key company executives. The Press Release was also published to its website. The full text of the Press Release is attached as Exhibit 99.2 to this Current
Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibit is furnished with this Current Report on Form 8-K:

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


Exhibit Number              Description
--------------  ------------------------------------
     99.1       Press Release dated January 27, 2006
     99.2       Press Release dated February 1, 2006


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRINITY LEARNING CORPORATION

Date: February 2, 2006               By: /s/ Rich Marino
                                         ---------------
                                   Name:     Rich Marino
                                  Title: Chief Executive Officer